UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2025

THE SHERWIN-WILLIAMS COMPANY
(Exact Name of Registrant as Specified in Charter)

Ohio		1-04851	34-0526850
(State or other jurisdiction of incorporation)		(Commission file number)	(I.R.S. Employer Identification No.)

101 West Prospect Avenue
Cleveland,	Ohio		44115-1075
(Address of principal executive offices)			(Zip Code)
(216) 566-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.33-1/3 per share	SHW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2025, The Sherwin-Williams Company (“Sherwin-Williams” or the “Company”) held its 2025 Annual Meeting of Shareholders (“Annual Meeting”). At the Annual Meeting, the Company's shareholders approved The Sherwin-Williams Company 2025 Equity and Incentive Compensation Plan (the “2025 Equity Plan”). The number of shares authorized for issuance under the 2025 Equity Plan is 21,969,555.

Employees of the Company and its subsidiaries, non-employee directors of the Company’s Board of Directors (the “Board”), and certain consultants are eligible to receive grants under the 2025 Equity Plan, which awards will generally have a one-year minimum vesting or minimum performance period. The 2025 Equity Plan provides for the grant of option rights, appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash incentive awards, and other share- and cash-based awards. Performance objectives applicable to performance awards may include, without limitation, objectives related to: appreciation in value of shares; shareholder return (including, without limitation, total shareholder return and absolute shareholder return); earnings per share; book value per share; operating income; net income; earnings (including, without limitation, pretax earnings, retained earnings, earnings before interest and taxes, and earnings before interest, taxes, depreciation and amortization); pro forma net income; return on equity; return on assets (including, without limitation, designated assets); return on net assets employed; return on capital; return on sales; sales; sales per dollar of assets; sales per employee; economic value added; revenues; expenses; cash flow (including, without limitation, operating cash flow and free cash flow); cash flow return on investment; operating profit margin or net profit margin; cost of capital; cost reductions; debt reduction; debt leverage; total debt to capitalization; facilities open; gallon growth; interest coverage; inventory management; productivity improvement; profit after or before tax; reduction of fixed costs; working capital; enterprise value; asset management; environmental, health and/or safety goals; regulatory achievements; recruiting or maintaining personnel; customer growth; research and development achievements; strategic sustainability metrics; accomplishment of, or goals related to, mergers, acquisitions, dispositions, public offerings, or similar business transactions; achievement of business or operational goals such as business development and/or customer objectives; manufacturing achievements; joint venture or other similar arrangements; any other goals established by the Compensation and Management Development Committee; or any one or more, or a combination of, performance objectives.

The 2025 Equity Plan also generally provides that no non-employee director may be granted, in any one calendar year, aggregate compensation, in the form of cash and/or equity, for service having an aggregate maximum value (measured as of the date of grant as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of $750,000. The 2025 Equity Plan limits the number of shares that may be subject to incentive stock options to 20,000,000.

The foregoing description of the 2025 Equity Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2025 Equity Plan, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company's shareholders approved amendments to the Sherwin-Williams Amended and Restated Articles of Incorporation, as amended (the “Charter”), to eliminate supermajority voting requirements from the Charter. Pursuant to the amendments, the required vote to approve certain matters is reduced from two-thirds of the voting power of the Company or of any class or classes thereof to a majority of the voting power of the Company or of any class or classes of shares thereof.

On April 16, 2025, the Company filed a Certificate of Amendment with the Secretary of State of the State of Ohio implementing the Charter amendments. Also on April 16, 2025, the Board approved the restatement of the existing Charter to reflect the consolidation of amendments thereto (the “Amended and Restated Charter”). The Amended and Restated Charter was filed with the Secretary of State of the State of Ohio on April 17, 2025 and is effective as of that date.

The foregoing description of the Charter amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Charter, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company's shareholders voted on six items at the Annual Meeting, each of which is described in more detail in Sherwin-Williams’ definitive proxy statement filed with the SEC on March 6, 2025. The final voting results for the proposals submitted for a vote of shareholders at the Annual Meeting are set forth below.

Proposal 1. The shareholders elected the following nine nominees as directors of Sherwin-Williams to serve until the next annual meeting of shareholders and until their successors are elected. The voting results for the nine nominees are as follows:

Name	For	Against	Abstentions	Broker Non-Votes

Kerrii B. Anderson	194,168,563	7,475,713	958,973	19,185,575
Jeff M. Fettig	198,447,611	3,391,704	763,934	19,185,575
Robert J. Gamgort	199,546,601	2,203,359	853,289	19,185,575
Heidi G. Petz	191,021,883	10,523,625	1,057,741	19,185,575
Aaron M. Powell	199,916,357	1,759,072	927,820	19,185,575
Marta R. Stewart	196,427,025	5,176,670	999,554	19,185,575
Michael H. Thaman	200,721,633	1,048,260	833,356	19,185,575
Matthew Thornton III	196,903,915	4,885,677	813,657	19,185,575
Thomas L. Williams	200,065,769	1,647,856	889,624	19,185,575

Proposal 2. The shareholders approved, on an advisory basis, the compensation of the named executive officers. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
183,549,709	17,884,457	1,169,083	19,185,575

Proposal 3. The shareholders approved The Sherwin-Williams Company 2025 Equity and Incentive Compensation Plan. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
192,866,409	8,816,376	920,464	19,185,575

Proposal 4. The shareholders approved the ratification of the appointment of Ernst & Young LLP as Sherwin-Williams' independent registered public accounting firm for 2025. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
205,857,292	15,059,143	872,389	0

Proposal 5. The shareholders approved the amendment of Paragraph (B) of Article Sixth of the Charter to eliminate supermajority vote requirements. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
194,749,135	5,959,683	1,894,431	19,185,575

Proposal 6. The shareholders approved the amendment of Section 6(b) of Article Fourth, Division A of the Charter to eliminate supermajority vote requirements. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
194,832,962	5,890,215	1,880,072	19,185,575

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description
3.1	Amended and Restated Articles of Incorporation of The Sherwin-Williams Company (filed herewith)
99.1
The Sherwin-Williams Company 2025 Equity and Incentive Compensation Plan, filed as Exhibit 99.1 to the Company’s Registration Statement on Form S-8, dated April 16, 2025, and incorporated herein by reference

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

April 21, 2025	By:	/s/ Stephen J. Perisutti
	Name:	Stephen J. Perisutti
	Title:	Senior Vice President - Deputy General Counsel and Assistant Secretary